SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 11, 1999




                           CPI CORP.
______________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
_______________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)      Identification No.)



1706 Washington Avenue, St. Louis, Missouri        63103-1790
_______________________________________________________________
(Address of principal executive offices)            (Zip code)


Registrants' telephone number including area code (314)231-1575
_______________________________________________________________


_______________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER EVENTS

         On June 11, 1999, CPI Corp. entered into agreements to amend its license agreements between its subsidiary Consumer Programs Incorporated and Sears, Roebuck and Co. (for in-store and off mall studios) and Sears, Roebuck De Puerto Rico, Inc. (for studios located in Puerto Rico) (collectively, the "First Amendments"). These First Amendments, which are contingent upon the closing of the sale of CPI Corp. to affiliates of American Securities Capital Partners, L.P., on or before December 31, 1999, extend the terms of the license agreements to ten (10) years beginning January 1, 1999 and ending at the close of business December 31, 2008.

         In addition, these First Amendments also include a covenant by the Company not to compete in the portrait photography business in the United States, Canada or Puerto Rico during the term of the license agreements and, if the relationship between the Company and Sears is terminated with cause by Sears or without cause by the Company, for two (2) years thereafater.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         Exhibit 10.34  -  First Amendment to License Agreement
                           between Sears, Roebuck and Co. and
                           Consumer Programs, Incorporated

         Exhibit 10.35  -  First Amendment to License Agreement
                           between Sears, Roebuck and Co. (Off
                           Mall) and Consumer Programs,
                           Incorporated

         Exhibit 10.36  -  First Amendment to License Agreement
                           between Sears, Roebuck De Puerto
                           Rico, Inc. and Consumer Programs,
                           Incorporated

                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                            /s/   Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  August 4, 1999

                             CPI CORP.
                           EXHIBIT INDEX


Exhibit 10.34  -  First Amendment to License Agreement between
                  Sears, Roebuck and Co. and Consumer Programs,
                  Incorporated

Exhibit 10.35  -  First Amendment to License Agreement between
                  Sears, Roebuck and Co. (Off Mall) and
                  Consumer Programs, Incorporated

Exhibit 10.36  -  First Amendment to License Agreement between
                  Sears, Roebuck De Puerto Rico, Inc. and
                  Consumer Programs, Incorporated